UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 31, 2012

PUNCHLINE RESOURCES LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-146934	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

736 Bay Street, Suite 1205, Toronto, Ontario, Canada		M5G 2M4
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(416) 619-0611

PUNCHLINE ENTERTAINMENT, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On August 30, 2012, Punchline Entertainment Inc. (the “Company”, “we”, “us”) filed Articles of Merger with the Nevada Secretary of State to change the name of the Company to “Punchline Resources Ltd.”, to be effected by way of a merger with its wholly-owned subsidiary Punchline Resources Ltd., which was created solely for the name change.

The name change is currently under review with the Financial Industry Regulatory Authority (“FINRA”).  We will announce the completion of FINRA review and the effectiveness of these changes on the market by filing a Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

3.1	Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUNCHLINE RESOURCES LTD.

/s/ Ramzan Savji
Ramzan Savji
President and Director

Date: September 4, 2012